                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-8                                  WEIGHTED AVERAGE PC RATE:    6.72450%
POOL NUMBER:  Group 1 = 1750, 1751, 1752
____________________________________________________________________________________________

ISSUE DATE:  07/31/2001
CERTIFICATE BALANCE AT ISSUE:    $970,646,141.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     352                         $137,440,405.94
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $226,704.64
Unscheduled Principal Collection/Reversals                            $48,042.53
Liquidations-in-full                                      46      $17,200,683.19
Net principal Distributed                                         $17,475,430.36    ($17,475,430.36)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                      $2,641.35

BALANCE CURRENT FISCAL MONTH-END:                        306                         $119,962,334.23

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $831,517.14

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $61,346.37

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $18,245,601.13

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-8                                  WEIGHTED AVERAGE PC RATE:    6.72450%
POOL NUMBER:  Group 1 = 1750, 1751, 1752
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 2               $229,993.40
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $17,475,430.36       $770,170.77             $0.00       $770,170.77             $0.00    $18,245,601.13

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,706,461.00             $0.00             $0.00             $0.00     $9,706,461.00
Bankruptcy Bond
   Single-Units           $263,721.00             $0.00             $0.00             $0.00       $263,721.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $9,706,461.00             $0.00             $0.00             $0.00     $9,706,461.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    8      $2,776,571.69         1        $420,488.15         3        $948,902.52

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    2        $657,832.72         3      $1,596,274.65         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 07/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $16,298,986.78
                CB2                $4,656,854.29
                CB3                $3,725,481.73
                CB4                $2,328,426.71
                CB5                $1,397,056.96
                CB6                $1,634,169.69
                              __________________
                Total             $30,040,976.15
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2003):

SERIES:  2001-8                 POOL NUMBER:  Group 1 = 1750, 1751, 1752

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $119,962,334.23**        $5,084,404.29***        $2,776,571.69***
Number:                         2305                     13                       8
% of Pool:                    100.00%                  4.24%                   2.31%
(Dollars)
% of Pool:                    100.00%                  0.56%                   0.35%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $420,488.15***          $291,069.80***        $1,596,274.65***
Number:                           1                       1                       3
% of Pool:                    0.35%                    0.24%                   1.33%
(Dollars)
% of Pool:                    0.04%                    0.04%                   0.13%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2003 scheduled payments and June 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2003.

Trading Factor, calculated as of distribution date : 0.12359018.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2003, and unscheduled prepayments in months prior to July ) can be calculated.